UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2010

CALPINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002

(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code: (713) 830-8775

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	— RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in Item 7.01 below is hereby incorporated by reference into this Item 2.02.

ITEM 7.01	— REGULATION FD

On February 2, 2010, Zamir Rauf, Executive Vice President and Chief Financial Officer of Calpine Corporation (the “Company”), will speak at the Credit Suisse Energy Summit in Vail, Colorado. Mr. Rauf’s presentation is scheduled to begin at 11:10 a.m. MT / 12:10 p.m. CT. Slide 10 of the presentation, attached hereto as Exhibit 99.1, discloses that the Company exceeded its 2009 full year guidance for Adjusted EBITDA and Adjusted Free Cash Flow. The presentation will be webcast live on the Company’s website at www.calpine.com and a replay will be made available on the Company’s website on February 3, 2010.

The information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01	— FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Presentation dated February 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION
By:	/s/ JIM D. DEIDIKER
Jim D. Deidiker
Senior Vice President and
Chief Accounting Officer

Date: February 2, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Calpine Corporation Presentation dated February 2, 2010

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